Enact Holdings, Inc. Financial Supplement Third Quarter 2023 GAAP/Non-GAAP Disclosure Discussion This document includes the non-GAAP financial measures entitled “adjusted operating income (loss),” “adjusted operating income (loss) per share," and “adjusted operating return on equity." Adjusted operating income (loss) per share is derived from adjusted operating income (loss). The chief operating decision maker evaluates performance and allocates resources on the basis of adjusted operating income (loss). Enact Holdings, Inc. (the "Company") defines adjusted operating income (loss) as net income (loss) excluding the after-tax effects of net investment gains (losses), restructuring costs and infrequent or unusual non-operating items. The Company excludes net investment gains (losses) and infrequent or unusual non-operating items because the Company does not consider them to be related to the operating performance of the Company. The recognition of realized investment gains or losses can vary significantly across periods as the activity is highly discretionary based on the timing of individual securities sales due to such factors as market opportunities or exposure management. Trends in the profitability of our fundamental operating activities can be more clearly identified without the fluctuations of these realized gains and losses. We do not view them to be indicative of our fundamental operating activities. Therefore, these items are excluded from our calculation of adjusted operating income. In addition, adjusted operating income (loss) per share is derived from adjusted operating income (loss) divided by shares outstanding. Adjusted operating return on equity is calculated as annualized adjusted operating income for the period indicated divided by the average of current period and prior periods’ ending total stockholders’ equity. While some of these items may be significant components of net income (loss) in accordance with U.S. GAAP, the Company believes that adjusted operating income (loss) and measures that are derived from or incorporate adjusted operating income (loss), including adjusted operating income (loss) per share on a basic and diluted basis and adjusted operating return on equity, are appropriate measures that are useful to investors because they identify the income (loss) attributable to the ongoing operations of the business. Management also uses adjusted operating income (loss) as a basis for determining awards and compensation for senior management and to evaluate performance on a basis comparable to that used by analysts. Adjusted operating income (loss) and adjusted operating income (loss) per share on a basic and diluted basis are not substitutes for net income (loss) available to Company’s common stockholders or net income (loss) available to Company’s common stockholders per share on a basic and diluted basis determined in accordance with U.S. GAAP. In addition, the Company’s definition of adjusted operating income (loss) may differ from the definitions used by other companies. Adjustments to reconcile net income (loss) available to Company’s common stockholders to adjusted operating income (loss) assume a 21% tax rate. Page 2

Enact Holdings, Inc. Financial Supplement Third Quarter 2023 3Q 2Q 1Q Total 4Q 3Q 2Q 1Q Total REVENUES: Premiums $243,346 $238,520 $235,108 $716,974 $232,737 $235,060 $237,386 $234,279 $939,462 Net investment income 54,952 50,915 45,341 151,208 44,896 39,493 35,776 35,146 155,311 Net investment gains (losses) (23) (13,001) (122) (13,146) (1,274) (42) (381) (339) (2,036) Other income 760 1,088 612 2,460 483 564 760 502 2,309 Total revenues 299,035 277,522 280,939 857,496 276,842 275,075 273,541 269,588 1,095,046 LOSSES AND EXPENSES: Losses incurred 17,847 (4,070) (10,984) 2,793 18,097 (40,309) (61,563) (10,446) (94,221) Acquisition and operating expenses, net of deferrals 52,339 51,887 51,705 155,931 59,955 54,523 58,201 54,262 226,941 Amortization of deferred acquisition costs and intangibles 2,803 2,645 2,640 8,088 2,747 3,338 3,230 3,090 12,405 Interest expense 12,941 12,913 13,065 38,919 13,258 12,879 12,786 12,776 51,699 Total losses and expenses 85,930 63,375 56,426 205,731 94,057 30,431 12,654 59,682 196,824 INCOME BEFORE INCOME TAXES 213,105 214,147 224,513 651,765 182,785 244,644 260,887 209,906 898,222 Provision for income taxes 48,910 46,127 48,525 143,562 38,979 53,658 56,152 45,276 194,065 NET INCOME $164,195 $168,020 $175,988 $508,203 $143,806 $190,986 $204,735 $164,630 $704,157 Net investment (gains) losses $23 $13,001 $122 $13,146 $1,274 $42 $381 $339 $2,036 Costs associated with reorganization 3 41 (583) (539) 3,291 (156) 104 222 3,461 Taxes on adjustments (5) (2,739) 97 (2,647) (959) 24 (102) (118) (1,155) Adjusted Operating Income $164,216 $178,323 $175,624 $518,163 $147,412 $190,896 $205,118 $165,073 $708,499 Loss ratio (1) 7% (2)% (5)% 0% 8% (17)% (26)% (4)% (10)% Expense ratio (2) 23% 23% 23% 23% 27% 25% 26% 24% 25% Earnings per share data: Net income per share Basic $1.03 $1.04 $1.08 $3.15 $0.88 $1.17 $1.26 $1.01 $4.32 Diluted $1.02 $1.04 $1.08 $3.13 $0.88 $1.17 $1.25 $1.01 $4.31 Adjusted operating income per share Basic $1.03 $1.11 $1.08 $3.21 $0.91 $1.17 $1.26 $1.01 $4.35 Diluted $1.02 $1.10 $1.08 $3.20 $0.90 $1.17 $1.26 $1.01 $4.34 Weighted-average common shares outstanding Basic 160,066 161,318 162,442 161,275 162,824 162,843 162,842 162,841 162,838 Diluted 161,146 162,171 163,179 162,165 163,520 163,376 163,225 163,054 163,294 (2)The ratio of acquisition and operating expenses, net of deferrals, and amortization of deferred acquisition costs and intangibles to net earned premiums. Expenses associated with strategic transaction preparations and restructuring costs increased the expense ratio by zero percentage points for the three months ended September 30, 2023, June 30, 2023 and March 31, 2023, one percentage point for the three months ended December 31, 2022, and zero percentage points for the three months ended September 30, 2022, June 30, 2022, and March 31, 2022. 2022 (1)The ratio of losses incurred to net earned premiums. Consolidated Statements of Income (amounts in thousands, except per share amounts) 2023 Page 3

Enact Holdings, Inc. Financial Supplement Third Quarter 2023 September 30, 2023 June 30, 2023 March 31, 2023 December 31, 2022 September 30, 2022 June 30, 2022 March 31, 2022 Assets Investments: Fixed maturity securities available-for-sale, at fair value $4,990,692 $4,915,039 $4,929,627 $4,884,760 $4,877,902 $4,909,362 $5,093,084 Short term investments 18,173 10,849 2,185 3,047 2,434 0 0 Total investments 5,008,865 4,925,888 4,931,812 4,887,807 4,880,336 4,909,362 5,093,084 Cash and cash equivalents 677,990 691,416 621,621 513,775 535,775 583,947 440,160 Accrued investment income 42,051 37,726 35,945 35,844 35,896 33,103 32,565 Deferred acquisition costs 25,572 25,843 25,954 26,121 26,310 26,689 27,000 Premiums receivable 44,310 43,525 42,005 41,738 40,331 41,036 40,381 Other assets 82,196 80,363 77,026 76,391 69,040 67,601 103,157 Deferred tax asset 119,704 119,099 107,868 127,473 135,152 98,695 56,060 Total assets $6,000,688 $5,923,860 $5,842,231 $5,709,149 $5,722,840 $5,760,433 $5,792,407 Liabilities and Shareholder's Interest Liabilities: Loss reserves $501,093 $490,203 $501,427 $519,008 $510,237 $558,894 $625,279 Unearned premiums 161,580 174,561 188,680 202,717 212,987 224,781 236,410 Other liabilities 136,057 139,100 112,043 143,686 140,413 154,656 141,125 Long-term borrowings 744,752 744,100 743,460 742,830 742,211 741,602 741,004 Total liabilities 1,543,482 1,547,964 1,545,610 1,608,241 1,605,848 1,679,933 1,743,818 Equity: Common stock 1,600 1,602 1,619 1,628 1,628 1,628 1,628 Additional paid-in capital 2,322,622 2,324,527 2,362,281 2,382,068 2,379,576 2,377,042 2,374,568 Accumulated other comprehensive income (400,349) (345,243) (320,242) (382,744) (427,085) (293,027) (140,690) Retained earnings 2,533,333 2,395,010 2,252,963 2,099,956 2,162,873 1,994,857 1,813,083 Total equity $4,457,206 $4,375,896 $4,296,621 $4,100,908 $4,116,992 $4,080,500 $4,048,589 Total liabilities and equity $6,000,688 $5,923,860 $5,842,231 $5,709,149 $5,722,840 $5,760,433 $5,792,407 Book value per share $27.86 $27.31 $26.53 $25.19 $25.28 $25.06 $24.86 Book value per share excluding accumulated other comprehensive income $30.36 $29.46 $28.51 $27.54 $27.90 $26.86 $25.73 U.S. GAAP ROE (1) 14.9% 15.5% 16.8% 14.0% 18.6% 20.1% 16.2 % Net investment (gains) losses 0.0% 1.2% 0.0% 0.1% 0.0% 0.0% 0.0 % Costs associated with reorganization 0.0% 0.0% (0.1)% 0.3% 0.0% 0.0% 0.0 % Taxes on adjustments 0.0% (0.3)% 0.0% (0.1)% 0.0% 0.0% 0.0 % Adjusted Operating ROE(2) 14.9% 16.4% 16.7% 14.4% 18.6% 20.2% 16.2 % Debt to capital ratio 14% 15% 15% 15% 15% 15% 15% (2) Calculated as annualized adjusted operating income for the period indicated divided by the average of current period and prior periods’ ending total stockholders’ equity. (1) Calculated as annualized net income for the period indicated divided by the average of current period and prior periods’ ending total stockholders’ equity. Consolidated Balance Sheets (amounts in thousands, except per share amounts) Page 4

Enact Holdings, Inc. Financial Supplement Third Quarter 2023 Primary NIW % of Primary NIW Primary NIW % of Primary NIW Primary NIW % of Primary NIW Primary NIW % of Primary NIW Primary NIW % of Primary NIW Primary NIW % of Primary NIW Primary NIW % of Primary NIW Primary NIW % of Primary NIW Primary NIW % of Primary NIW Product Primary $14,391 100% $15,083 100% $13,154 100% $42,628 100% $15,145 100% $15,069 100% $17,448 100% $18,823 100% $66,485 100 % Pool 0 - % 0 - % 0 - % 0 - % 0 - % 0 - % 0 - % 0 - % 0 - % Total $14,391 100% $15,083 100% $13,154 100% $42,628 100% $15,145 100% $15,069 100% $17,448 100% $18,823 100% $66,485 100 % Origination Purchase $14,073 98% $14,720 98% $12,761 97% $41,554 97% $14,744 97% $14,634 97% $16,802 96% $17,326 92% $63,506 96 % Refinance 318 2% 363 2% 393 3% 1,074 3% 401 3% 435 3% 646 4% 1,497 8% 2,979 4 % Total Primary $14,391 100% $15,083 100% $13,154 100% $42,628 100% $15,145 100% $15,069 100% $17,448 100% $18,823 100% $66,485 100 % Payment Type Monthly $14,099 98% $14,774 98% $12,809 97% $41,682 98% $13,745 91% $14,138 94% $16,169 93% $17,071 91% $61,123 92 % Single 269 2% 281 2% 318 3% 868 2% 1,368 9% 890 6% 1,218 7% 1,690 9% 5,166 8 % Other(1) 23 - % 28 - % 27 - % 78 - % 32 - % 41 - % 61 - % 62 - % 196 0 % Total Primary $14,391 100% $15,083 100% $13,154 100% $42,628 100% $15,145 100% $15,069 100% $17,448 100% $18,823 100% $66,485 100 % FICO Scores Over 760 $6,679 46% $6,911 46% $6,004 46% $19,594 46% $6,951 46% $6,948 46% $7,981 45% $8,359 45% $30,239 45% 740 - 759 2,438 17% 2,608 17% 2,268 17% 7,314 17% 2,709 18% 2,554 17% 2,916 17% 3,085 16% 11,264 17% 720 - 739 1,928 13% 2,097 14% 1,817 14% 5,842 14% 2,226 15% 2,106 14% 2,530 15% 2,515 13% 9,377 14% 700 - 719 1,422 10% 1,499 10% 1,296 10% 4,217 10% 1,489 10% 1,531 10% 1,917 11% 1,952 10% 6,889 10% 680 - 699 974 7% 1,060 7% 954 7% 2,988 7% 1,035 7% 1,085 7% 1,099 6% 1,316 7% 4,535 7% 660 - 679(2) 592 4% 568 4% 517 4% 1,677 4% 478 3% 527 3% 598 3% 931 5% 2,534 4% 640 - 659 282 2% 260 2% 229 2% 771 2% 189 1% 234 2% 297 2% 486 3% 1,206 2% 620 - 639 74 1% 76 - % 65 - % 215 - % 66 - % 79 1% 106 1% 173 1% 424 1% <620 2 - % 4 - % 4 - % 10 - % 2 - % 5 - % 4 - % 6 - % 17 0 % Total Primary $14,391 100% $15,083 100% $13,154 100% $42,628 100% $15,145 100% $15,069 100% $17,448 100% $18,823 100% $66,485 100 % Weighted Avg FICO 749 749 748 749 750 749 748 746 748 Loan-To-Value Ratio 95.01% and above $2,677 18% $2,692 18% $2,106 16% $7,475 17% $2,423 16% $1,741 11% $2,177 12% $3,146 17% $9,487 14% 90.01% to 95.00% 5,431 38% 5,743 38% 4,928 38% 16,102 38% 5,684 37% 6,184 41% 7,458 43% 6,682 35% 26,008 39% 85.01% to 90.00% 4,568 32% 4,753 31% 4,390 33% 13,711 32% 4,971 33% 5,094 34% 5,207 30% 5,620 30% 20,892 32% 85.00% and below 1,715 12% 1,895 13% 1,730 13% 5,340 13% 2,067 14% 2,050 14% 2,606 15% 3,375 18% 10,098 15 % Total Primary $14,391 100% $15,083 100% $13,154 100% $42,628 100% $15,145 100% $15,069 100% $17,448 100% $18,823 100% $66,485 100 % Weighted Avg LTV 93% 93% 92% 93% 92% 92% 92% 92% 92 % Debt-To-Income Ratio 45.01% and above $4,437 31% $4,467 30% $3,538 27% $12,442 29% $4,294 28% $3,728 25% $4,067 23% $4,452 24% $16,541 25% 38.01% to 45.00% 4,936 34% 5,214 34% 4,940 38% 15,090 35% 5,518 37% 5,681 38% 6,436 37% 6,361 34% 23,996 36% 38.00% and below 5,018 35% 5,402 36% 4,676 35% 15,096 36% 5,333 35% 5,660 37% 6,945 40% 8,010 42% 25,948 39 % Total Primary $14,391 100% $15,083 100% $13,154 100% $42,628 100% $15,145 100% $15,069 100% $17,448 100% $18,823 100% $66,485 100 % Weighted Avg DTI 40% 40% 40% 40% 40% 39% 39% 38% 39 % Avg loan size (thousands) $357 $357 $356 $357 $358 $350 $345 $334 $346 (2)Loans with unknown FICO scores are included in the 660-679 category. (1)Includes loans with annual and split payment types. Primary New Insurance Written Metrics (amounts in millions) 3Q Total1Q2Q 2022 4Q3Q 1Q Total 2023 2Q Page 5

Enact Holdings, Inc. Financial Supplement Third Quarter 2023 IIF % of IIF IIF % of IIF IIF % of IIF IIF % of IIF IIF % of IIF IIF % of IIF IIF % of IIF Product Primary $262,014 100% $257,816 100% $252,516 100% $248,262 100% $241,813 100% $237,563 100% $231,853 100 % Pool 451 - % 469 - % 486 - % 505 - % 531 - % 564 - % 600 - % Total $262,465 100% $258,285 100% $253,002 100% $248,767 100% $242,344 100% $238,127 100% $232,453 100 % Origination Purchase $228,431 87% $221,942 86% $214,339 85% $207,827 84% $199,322 82% $192,499 81% $184,080 79 % Refinance 33,583 13% 35,874 14% 38,177 15% 40,435 16% 42,491 18% 45,064 19% 47,773 21 % Total Primary $262,014 100% $257,816 100% $252,516 100% $248,262 100% $241,813 100% $237,563 100% $231,853 100 % Payment Type Monthly $232,150 88% $227,312 88% $221,482 88% $216,831 87% $211,062 87% $206,361 87% $200,304 86 % Single 27,853 11% 28,439 11% 28,918 11% 29,275 12% 28,550 12% 28,945 12% 29,198 13 % Other(2) 2,011 1% 2,065 1% 2,116 1% 2,156 1% 2,201 1% 2,257 1% 2,351 1 % Total Primary $262,014 100% $257,816 100% $252,516 100% $248,262 100% $241,813 100% $237,563 100% $231,853 100 % Book Year 2008 and prior $5,859 2% $6,135 2% $6,377 3% $6,596 3% $6,849 3% $7,246 3% $7,723 3% 2009-2015 3,819 1% 4,296 2% 4,659 2% 5,025 2% 5,426 2% 6,103 2% 6,906 3% 2016 4,948 2% 5,289 2% 5,744 2% 6,296 2% 6,772 3% 7,377 3% 8,076 4% 2017 5,582 2% 5,878 2% 6,201 2% 6,495 3% 6,818 3% 7,328 3% 8,023 4% 2018 5,993 2% 6,270 2% 6,570 3% 6,839 3% 7,133 3% 7,613 3% 8,306 4% 2019 14,372 6% 15,026 6% 15,691 6% 16,352 7% 17,070 7% 18,141 8% 19,609 8% 2020 46,881 18% 49,522 19% 52,389 21% 55,358 22% 58,497 24% 62,154 26% 65,807 28% 2021 73,141 28% 76,381 30% 79,377 31% 81,724 33% 83,740 35% 86,175 37% 88,757 38% 2022 60,258 23% 61,390 24% 62,481 25% 63,577 25% 49,508 20% 35,426 15% 18,646 8% 2023 41,161 16% 27,629 11% 13,027 5% 0 - % 0 - % 0 - % 0 - % Total Primary $262,014 100% $257,816 100% $252,516 100% $248,262 100% $241,813 100% $237,563 100% $231,853 100 % Insurance In-Force (IIF) (1) Metrics Excludes run-off business, which is immaterial to our results (amounts in millions) 1Q 2022 2Q 2023 2Q (1)Primary insurance in-force represents aggregate unpaid balance for loans the company insures. (2)Includes loans with annual and split payment types. 4Q 3Q3Q 1Q Page 6

Enact Holdings, Inc. Financial Supplement Third Quarter 2023 IIF % of IIF IIF % of IIF IIF % of IIF IIF % of IIF IIF % of IIF IIF % of IIF IIF % of IIF FICO Scores Over 760 $109,701 42% $107,427 42% $104,635 42% $102,467 41% $99,177 41% $96,625 40% $93,222 40% 740 - 759 42,899 16% 42,074 16% 40,983 16% 40,097 16% 38,731 16% 37,853 16% 36,821 16% 720 - 739 36,889 14% 36,324 14% 35,554 14% 34,916 14% 33,874 14% 33,263 14% 32,363 14% 700 - 719 29,818 12% 29,514 12% 29,160 12% 28,867 12% 28,384 12% 28,136 12% 27,620 12% 680 - 699 21,993 9% 21,908 9% 21,717 9% 21,554 9% 21,294 9% 21,221 9% 21,259 9% 660 - 679(2) 11,351 4% 11,188 4% 11,057 4% 10,926 4% 10,842 4% 10,822 5% 10,805 5% 640 - 659 6,166 2% 6,133 2% 6,114 2% 6,095 3% 6,115 3% 6,154 3% 6,188 3% 620 - 639 2,548 1% 2,576 1% 2,604 1% 2,630 1% 2,663 1% 2,725 1% 2,774 1% <620 649 - % 672 - % 692 - % 710 - % 733 - % 764 - % 801 - % Total Primary $262,014 100% $257,816 100% $252,516 100% $248,262 100% $241,813 100% $237,563 100% $231,853 100 % Weighted Avg FICO 744 744 744 743 743 743 742 Loan-To-Value Ratio 95.01% and above $44,071 17% $42,459 16% $40,776 16% $39,509 16% $38,099 16% $37,636 16% $36,867 16% 90.01% to 95.00% 109,019 42% 107,448 42% 105,336 42% 103,618 42% 101,164 42% 99,303 41% 96,419 42% 85.01% to 90.00% 77,121 29% 75,521 29% 73,756 29% 72,132 29% 69,803 29% 67,866 29% 66,226 28% 85.00% and below 31,803 12% 32,388 13% 32,648 13% 33,003 13% 32,747 13% 32,758 14% 32,341 14 % Total Primary $262,014 100% $257,816 100% $252,516 100% $248,262 100% $241,813 100% $237,563 100% $231,853 100 % Weighted Avg LTV 93% 93% 93% 93% 93% 93% 93 % Debt-To-Income Ratio 45.01% and above $51,810 20% $48,990 19% $46,049 18% $43,831 18% $40,846 17% $38,763 16% $36,428 16% 38.01% to 45.00% 93,228 35% 91,671 36% 89,768 36% 87,816 35% 85,226 35% 83,194 35% 80,741 35% 38.00% and below 116,976 45% 117,155 45% 116,699 46% 116,615 47% 115,741 48% 115,606 49% 114,684 49 % Total Primary $262,014 100% $257,816 100% $252,516 100% $248,262 100% $241,813 100% $237,563 100% $231,853 100 % Weighted Avg DTI 38% 38% 38% 37% 37% 37% 37 % Primary persistency rate 84% 84% 85% 86% 82% 80% 76 % Avg loan size (thousands) $268 $265 $262 $259 $255 $251 $246 (1)Primary insurance in-force represents aggregate unpaid balance for loans the company insures. (2)Loans with unknown FICO scores are included in the 660-679 category. 4Q3Q Insurance In-Force (IIF) (1) Metrics Excludes run-off business, which is immaterial to our results (amounts in millions) 1Q2Q 2022 3Q 2023 1Q2Q Page 7

Enact Holdings, Inc. Financial Supplement Third Quarter 2023 RIF % of RIF RIF % of RIF RIF % of RIF RIF % of RIF RIF % of RIF RIF % of RIF RIF % of RIF Product Primary $67,056 100% $65,714 100% $64,106 100% $62,791 100% $61,124 100% $59,911 100% $58,295 100 % Pool 70 - % 73 - % 76 - % 79 - % 84 - % 89 - % 97 - % Total $67,126 100% $65,787 100% $64,182 100% $62,870 100% $61,208 100% $60,000 100% $58,392 100 % Origination Purchase $59,640 89% $57,891 88% $55,870 87% $54,165 86% $52,134 85% $50,449 84% $48,326 83 % Refinance 7,416 11% 7,823 12% 8,236 13% 8,626 14% 8,990 15% 9,462 16% 9,969 17 % Total Primary $67,056 100% $65,714 100% $64,106 100% $62,791 100% $61,124 100% $59,911 100% $58,295 100 % Payment Type Monthly $60,498 90% $59,018 90% $57,289 89% $55,879 89% $54,247 89% $52,896 88% $51,153 88 % Single 6,050 9% 6,175 9% 6,284 10% 6,370 10% 6,324 10% 6,449 11% 6,561 11 % Other(2) 508 1% 521 1% 533 1% 542 1% 553 1% 566 1% 581 1 % Total Primary $67,056 100% $65,714 100% $64,106 100% $62,791 100% $61,124 100% $59,911 100% $58,295 100 % Book Year 2008 and prior $1,510 2% $1,581 2% $1,643 3% $1,699 3% $1,764 3% $1,867 3% $1,991 3% 2009-2015 1,004 2% 1,138 2% 1,238 2% 1,341 2% 1,449 2% 1,630 3% 1,846 3% 2016 1,327 2% 1,418 2% 1,538 2% 1,681 3% 1,805 3% 1,964 3% 2,147 4% 2017 1,471 2% 1,549 2% 1,632 3% 1,708 3% 1,792 3% 1,922 3% 2,094 4% 2018 1,535 2% 1,601 3% 1,672 3% 1,736 3% 1,806 3% 1,922 3% 2,092 4% 2019 3,676 5% 3,831 6% 3,989 6% 4,143 7% 4,313 7% 4,575 8% 4,935 8% 2020 12,228 18% 12,827 20% 13,484 21% 14,158 22% 14,891 25% 15,763 26% 16,606 28% 2021 18,524 28% 19,245 29% 19,917 31% 20,418 32% 20,848 34% 21,384 36% 21,959 38% 2022 15,129 23% 15,392 23% 15,647 24% 15,907 25% 12,456 20% 8,884 15% 4,625 8% 2023 10,652 16% 7,132 11% 3,346 5% 0 - % 0 - % 0 - % 0 - % Total Primary $67,056 100% $65,714 100% $64,106 100% $62,791 100% $61,124 100% $59,911 100% $58,295 100% (1)Primary risk in-force represents risk on current loan balances as provided by servicers, lenders and investors. (2)Includes loans with annual and split payment types. Risk In-Force (RIF) (1) Metrics Excludes run-off business, which is immaterial to our results (amounts in millions) 1Q2Q4Q 3Q 2022 3Q 2023 1Q2Q Page 8

Enact Holdings, Inc. Financial Supplement Third Quarter 2023 RIF % of RIF RIF % of RIF RIF % of RIF RIF % of RIF RIF % of RIF RIF % of RIF RIF % of RIF FICO Scores Over 760 $28,014 42% $27,305 42% $26,480 41% $25,807 41% $24,965 41% $24,252 40% $23,326 40% 740 - 759 11,009 17% 10,749 16% 10,418 16% 10,154 16% 9,808 16% 9,559 16% 9,267 16% 720 - 739 9,553 14% 9,368 14% 9,126 14% 8,931 14% 8,656 14% 8,484 14% 8,224 14% 700 - 719 7,615 12% 7,516 12% 7,406 12% 7,317 12% 7,200 12% 7,129 12% 6,974 12% 680 - 699 5,582 8% 5,543 9% 5,481 9% 5,428 9% 5,356 9% 5,329 9% 5,334 9% 660 - 679(2) 2,901 4% 2,850 4% 2,809 4% 2,767 5% 2,739 4% 2,728 5% 2,715 5% 640 - 659 1,569 2% 1,558 2% 1,549 3% 1,540 2% 1,541 3% 1,547 3% 1,550 3% 620 - 639 647 1% 653 1% 660 1% 665 1% 672 1% 687 1% 699 1% <620 166 - % 172 - % 177 - % 182 - % 187 - % 196 - % 206 - % Total Primary $67,056 100% $65,714 100% $64,106 100% $62,791 100% $61,124 100% $59,911 100% $58,295 100 % Loan-To-Value Ratio 95.01% and above $12,595 19% $12,086 18% $11,545 18% $11,136 18% $10,809 18% $10,647 18% $10,379 18% 90.01% to 95.00% 31,696 47% 31,220 48% 30,589 48% 30,079 48% 29,379 48% 28,838 48% 27,987 48% 85.01% to 90.00% 18,945 28% 18,518 28% 18,054 28% 17,621 28% 17,019 28% 16,517 27% 16,082 27% 85.00% and below 3,820 6% 3,890 6% 3,918 6% 3,955 6% 3,917 6% 3,909 7% 3,847 7 % Total Primary $67,056 100% $65,714 100% $64,106 100% $62,791 100% $61,124 100% $59,911 100% $58,295 100 % Debt-To-Income Ratio 45.01% and above $13,369 20% $12,589 19% $11,782 18% $11,176 18% $10,393 17% $9,843 16% $9,227 16% 38.01% to 45.00% 23,846 36% 23,378 36% 22,830 36% 22,268 35% 21,603 35% 21,058 35% 20,392 35% 38.00% and below 29,841 44% 29,747 45% 29,494 46% 29,347 47% 29,128 48% 29,010 49% 28,676 49 % Total Primary $67,056 100% $65,714 100% $64,106 100% $62,791 100% $61,124 100% $59,911 100% $58,295 100% (2)Loans with unknown FICO scores are included in the 660-679 category. 4Q Risk In-Force (RIF) (1) Metrics Excludes run-off business, which is immaterial to our results (amounts in millions) 1Q2Q 2022 3Q (1)Primary risk in-force represents risk on current loan balances as provided by servicers, lenders and investors. 3Q 2023 1Q2Q Page 9

Enact Holdings, Inc. Financial Supplement Third Quarter 2023 3Q 2Q 1Q 4Q 3Q 2Q 1Q Average Paid Claim (1) $46.8 $46.6 $46.9 $48.7 $42.2 $50.1 $51.6 Reserves: Direct primary case(2) $459,916 $451,506 $462,287 $479,343 $476,063 $525,948 $590,508 All other(2) 41,177 38,697 39,140 39,665 34,174 32,946 34,771 Total Reserves $501,093 $490,203 $501,427 $519,008 $510,237 $558,894 $625,279 Beginning Number of Primary Delinquencies 18,065 18,633 19,943 18,856 19,513 22,571 24,820 New delinquencies 11,107 9,205 9,599 10,304 9,121 7,847 8,724 Delinquency cures (9,778) (9,609) (10,771) (9,024) (9,588) (10,806) (10,860) Paid claims (147) (156) (126) (190) (187) (90) (107) Rescissions and claim denials (6) (8) (12) (3) (3) (9) (6) Ending Number of Primary Delinquencies 19,241 18,065 18,633 19,943 18,856 19,513 22,571 Primary delinquency rate 1.97% 1.86% 1.93% 2.08% 1.99% 2.06% 2.40 % Average Reserve Per Primary Delinquency (3) $23.9 $25.0 $24.8 $24.0 $25.2 $27.0 $26.2 Beginning Direct Primary Case Reserves $451,506 $462,287 $479,343 $476,063 $525,948 $590,508 $606,102 Paid claims (7,107) (7,395) (6,653) (9,347) (8,350) (4,810) (5,617) Change in reserves 15,517 (3,386) (10,403) 12,627 (41,535) (59,750) (9,977) Ending Direct Primary Case Reserves $459,916 $451,506 $462,287 $479,343 $476,063 $525,948 $590,508 Incurred Losses(4) Current quarter delinquencies(5) $71,524 $58,414 $57,963 $58,717 $38,696 $34,654 $39,220 Development of current quarter delinquencies(6) 0 0 0 0 0 0 0 Prior period development(7) (53,677) (62,484) (68,947) (40,620) (79,005) (96,217) (49,666) Total Incurred Losses $17,847 ($4,070) ($10,984) $18,097 ($40,309) ($61,563) ($10,446) Policies in Force (count) 977,832 973,280 965,544 960,306 949,052 946,891 941,689 (7) Includes impact of changes in IBNR, LAE and other. (6) Development of current quarter delinquencies within the current quarter. This includes reserve impact from current period delinquencies that cure in the period and reserve development from the date of delinquency to quarter end. (dollar amounts in thousands) Excludes run-off business, which is immaterial to our results Delinquency Metrics (5) Defaulted loans with most recent delinquency notice in the quarter indicated. (1) Average paid claims in the fourth and third quarters of 2022 include payments in relation to agreements on non-performing loans. (2) Direct primary case excludes loss adjustment expenses (LAE), pool, incurred but not reported (IBNR) and reinsurance reserves. Other includes LAE, IBNR, pool, and reinsurance reserves. (3) Direct primary case reserves divided by primary delinquency count. (4) Provides additional breakdown of incurred losses, which includes the impact of new delinquencies within each quarterly period reported. We believe providing loss information in this manner allows transparency and consistency for investors to understand performance. 20222023 Page 10

Enact Holdings, Inc. Financial Supplement Third Quarter 2023 Percentage Reserved by Payment Status Delinquencies Direct Primary Case Reserves Risk In- Force Reserves as % of RIF Delinquencies Direct Primary Case Reserves Risk In- Force Reserves as % of RIF Delinquencies Direct Primary Case Reserves Risk In- Force Reserves as % of RIF 3 payments or less in default 9,398 $80 $568 14% 8,920 $69 $509 14% 7,446 $48 $401 12% 4 - 11 payments in default 6,381 192 426 45% 6,466 166 390 43% 6,119 146 358 41% 12 payments or more in default 3,462 188 201 94% 4,557 244 248 98% 5,291 282 295 96 % Total 19,241 $460 $1,195 38% 19,943 $479 $1,147 42% 18,856 $476 $1,054 45 % December 31, 2022 September 30, 2022 Missed Payment Status Tables Excludes run-off business, which is immaterial to our results (dollar amounts in millions) September 30, 2023 Page 11

Enact Holdings, Inc. Financial Supplement Third Quarter 2023 Top 10 States % RIF % Case Reserves (1) Delq Rate Top 10 MSAs / Metro Divisions % RIF % Case Reserves (1) Delq Rate Book Year RIF & Losses % RIF % Case Reserves (1) Delq Rate Cum Delq Rate (2) California 13% 12% 2.10% Phoenix, AZ MSA 3% 2% 1.77% Texas 8% 8% 2.12% Chicago-Naperville, IL MD 3% 4% 2.67% 2008 and prior 2% 20% 8.67% 5.56% Florida (3) 8% 9% 2.16% Atlanta, GA MSA 3% 3% 2.32% 2009-2015 2% 5% 4.20% 0.64% New York (3) 5% 12% 2.89% New York, NY MD 2% 8% 3.62% 2016 2% 4% 3.07% 0.68% Illinois (3) 4% 6% 2.40% Washington-Arlington, DC MD 2% 2% 1.75% 2017 2% 6% 3.62% 0.90% Arizona 4% 2% 1.74% Houston, TX MSA 2% 3% 2.69% 2018 2% 6% 4.18% 0.99% Michigan 4% 3% 1.72% Los Angeles-Long Beach, CA MD 2% 2% 2.28% 2019 5% 9% 2.58% 0.81% Georgia 3% 3% 2.14% Riverside-San Bernardino, CA MSA 2% 3% 2.71% 2020 18% 15% 1.53% 0.84% North Carolina 3% 2% 1.41% Dallas, TX MD 2% 1% 1.69% 2021 28% 21% 1.48% 1.19% Washington 3% 2% 1.64% Denver-Aurora-Lakewood, CO MSA 2% 1% 1.07% 2022 23% 13% 1.28% 1.20% All Other States (4) 45% 41% 1.84% All Other MSAs/MDs 77% 71% 1.88% 2023 16% 1% 0.25% 0.24% Total 100% 100% 1.97% Total 100% 100% 1.97% Total 100% 100% 1.97% 4.19% Top 10 States % RIF % Case Reserves (1) Delq Rate Top 10 MSAs / Metro Divisions % RIF % Case Reserves (1) Delq Rate Book Year RIF & Losses % RIF % Case Reserves (1) Delq Rate Cum Delq Rate (2) California 12% 10% 2.09% Chicago-Naperville, IL Metro Division 3% 5% 2.84% Texas 8% 7% 2.12% Phoenix, AZ MSA 3% 2% 1.83% 2008 and prior 3% 26% 9.61% 5.57% Florida (3) 8% 8% 2.54% New York, NY Metro Division 3% 8% 3.75% 2009-2014 1% 4% 5.01% 0.69% New York (3) 5% 13% 2.95% Atlanta, GA MSA 2% 3% 2.42% 2015 1% 3% 3.61% 0.71% Illinois (3) 5% 6% 2.54% Washington-Arlington, DC Metro Division 2% 2% 1.85% 2016 3% 6% 3.17% 0.81% Arizona 4% 2% 1.78% Houston, TX MSA 2% 3% 2.60% 2017 3% 7% 3.78% 1.01% Michigan 4% 3% 1.79% Riverside-San Bernardino CA MSA 2% 2% 2.89% 2018 3% 9% 4.63% 1.18% North Carolina 3% 3% 1.59% Los Angeles-Long Beach, CA Metro Division 2% 2% 2.18% 2019 7% 11% 2.71% 0.93% Georgia 3% 3% 2.23% Dallas, TX Metro Division 2% 1% 1.86% 2020 22% 17% 1.47% 0.92% Washington 3% 3% 1.92% Denver-Aurora-Lakewood, CO MSA 2% 1% 1.12% 2021 32% 14% 1.20% 1.06% All Other States (4) 45% 42% 1.94% All Other MSAs 77% 71% 2.00% 2022 25% 3% 0.54% 0.52% Total 100% 100% 2.08% Total 100% 100% 2.08% Total 100% 100% 2.08% 4.26% Top 10 States % RIF % Case Reserves (1) Delq Rate Top 10 MSAs / Metro Divisions % RIF % Case Reserves (1) Delq Rate Book Year RIF & Losses % RIF % Case Reserves (1) Delq Rate Cum Delq Rate (2) California 12% 10% 2.02% Chicago-Naperville, IL Metro Division 3% 4% 2.85% Texas 8% 7% 2.10% Phoenix, AZ MSA 3% 2% 1.71% 2008 and prior 3% 28% 9.71% 5.57% Florida (3) 8% 8% 1.93% New York, NY Metro Division 3% 9% 3.88% 2009-2014 1% 4% 5.00% 0.70% New York (3) 5% 14% 2.97% Atlanta, GA MSA 2% 3% 2.47% 2015 1% 4% 3.68% 0.75% Illinois (3) 5% 6% 2.53% Washington-Arlington, DC Metro Division 2% 2% 1.79% 2016 3% 7% 3.14% 0.83% Michigan 4% 3% 1.69% Houston, TX MSA 2% 3% 2.74% 2017 3% 8% 3.75% 1.03% Arizona 3% 2% 1.67% Riverside-San Bernardino CA MSA 2% 2% 2.74% 2018 3% 10% 4.47% 1.18% North Carolina 3% 2% 1.62% Los Angeles-Long Beach, CA Metro Division 2% 2% 2.13% 2019 7% 12% 2.65% 0.94% Georgia 3% 3% 2.26% Dallas, TX Metro Division 2% 2% 1.78% 2020 25% 16% 1.31% 0.86% Pennsylvania (3) 3% 3% 2.11% Nassau County, NY 2% 4% 3.83% 2021 34% 10% 0.92% 0.83% All Other States (4) 46% 42% 1.85% All Other MSAs 77% 67% 1.85% 2022 20% 1% 0.26% 0.25% Total 100% 100% 1.99% Total 100% 100% 1.99% Total 100% 100% 1.99% 4.26% (4) Includes the District of Columbia. Delinquency Performance Excludes run-off business, which is immaterial to our results September 30, 2023 December 31, 2022 September 30, 2022 (1) Direct primary case reserves exclude loss adjustment expenses, incurred but not reported and reinsurance reserves. (2) Calculated as the sum of the number of policies where claims were ever paid to date and number of policies for loans currently in default divided by policies ever in-force. (3) Jurisdiction predominantly uses a judicial foreclosure process, which generally increases the amount of time it takes for a foreclosure to be completed. Page 12

Enact Holdings, Inc. Financial Supplement Third Quarter 2023 Carrying Amount % of Total Carrying Amount % of Total Carrying Amount % of Total Carrying Amount % of Total Carrying Amount % of Total Carrying Amount % of Total Carrying Amount % of Total Fixed Maturity Securities: U.S. treasuries $147,108 3% $110,538 2% $42,709 1% $44,769 1% $44,654 1% $49,668 1% $56,751 1 % Municipals 407,538 8% 426,528 9% 431,778 9% 419,856 9% 432,229 9% 469,509 10% 508,391 10 % Non-U.S. government 11,123 - % 11,206 - % 9,493 - % 9,349 - % 9,252 - % 21,120 - % 21,529 - % U.S. corporate 2,557,480 52% 2,509,479 51% 2,679,485 54% 2,646,863 54% 2,639,184 54% 2,742,523 56% 2,882,497 57 % Non-U.S. corporate 655,284 13% 640,050 13% 630,502 13% 652,844 13% 647,063 14% 618,710 13% 629,795 12 % Residential MBS 10,233 - % 9,474 - % 10,344 - % 11,043 - % 11,743 - % 0 - % 0 - % Other asset-backed 1,201,926 24% 1,207,764 25% 1,125,316 23% 1,100,036 23% 1,093,777 22% 1,007,832 20% 994,121 20 % Total available-for-sale fixed maturity securities $4,990,692 100% $4,915,039 100% $4,929,627 100% $4,884,760 100% $4,877,902 100% $4,909,362 100% $5,093,084 100 % Fixed Maturity Securities - Credit Quality NRSRO(1) Designation AAA $526,953 11% $625,921 13% $513,462 10% $492,318 10% $503,574 10% $441,105 9% $432,633 9 % AA 970,649 19% 821,456 17% 779,674 16% 761,883 16% 771,698 16% 798,828 16% 839,185 16 % A 1,645,093 33% 1,633,133 33% 1,684,218 34% 1,666,409 34% 1,699,803 35% 1,686,644 34% 1,736,936 34 % BBB 1,742,018 35% 1,741,647 35% 1,856,810 38% 1,862,634 38% 1,790,168 37% 1,855,984 38% 1,936,838 38 % BB & Lower 105,979 2% 92,882 2% 95,463 2% 101,516 2% 112,659 2% 126,801 3% 147,492 3 % Total fixed maturity securities $4,990,692 100% $4,915,039 100% $4,929,627 100% $4,884,760 100% $4,877,902 100% $4,909,362 100% $5,093,084 100 % Average duration 3.5 3.7 3.6 3.6 3.7 3.8 3.8 Average book yield 3.5% 3.4% 3.2% 3.1% 3.0% 2.8% 2.7% (1)Nationally Recognized Statistical Rating Organizations. December 31, 2022 September 30, 2022 Composition of Investments at Fair Value (amounts in thousands) March 31, 2022June 30, 2022September 30, 2023 March 31, 2023June 30, 2023 Page 13

Enact Holdings, Inc. Financial Supplement Third Quarter 2023 Reinsurance - Quota Share (1) 2021-1 ILN 2021-2 ILN 2021-3 ILN 2020 XOL 2021 XOL 2022-1 XOL 2022-2 XOL 2022-3 XOL 2022-4 XOL 2022-5 XOL 2023 XOL 2023 QS 1/14-12/18, 4Q'19 9/20-12/20 1/21-6/21 Full Year 2020 Full Year 2021 Full Year 2022 Full Year 2022 7/21-12/21 7/21-12/21 1/22-6/22 Full Year 2023 Full Year 2023 At Closing Initial CRT Risk In-Force $14,142 $8,384 $12,141 $23,047 $22,373 $15,400 $15,400 $10,550 $10,550 $8,547 $10,432 $10,432 Initial Reinsurance Amount / Ceded RIF (2) $495 $303 $372 $168 $206 $196 $25 $289 $36 $201 $137 $1,369 Initial First Loss Retention Layer $212 $189 $304 $691 $671 $462 $385 $317 $264 $256 $313 n/a Initial Attachment % (3) 1.50% 2.25% 2.50% 3.00% 3.00% 3.00% 2.50% 3.00% 2.50% 3.00% 3.00% n/a Initial Detachment % (3) 5.00% 7.00% 6.75% 7.00% 7.00% 6.99% 3.00% 7.00% 3.00% 7.00% 6.25% n/a % Of Covered Loss Tier Reinsured 100.00% 76.00% 72.00% 18.25% 23.00% 31.92% 31.92% 68.45% 68.45% 58.80% 40.39% 13.13% Commencement Date 03/02/21 04/16/21 09/02/21 01/01/20 01/01/21 01/01/22 01/01/22 03/01/22 03/01/22 09/01/22 01/01/23 04/01/23 Termination Date 08/25/33 10/25/33 02/25/34 12/31/30 12/31/31 12/31/32 12/31/32 12/31/31 12/31/31 12/31/32 12/31/33 04/01/34 Optional Call Date 02/25/26 04/25/28 08/25/28 06/30/27 06/30/28 12/31/29 12/31/29 12/31/28 12/31/28 01/01/30 12/31/30 12/31/26 Clean-Up Call 10.0% 10.0% 10.0% 10.0% 10.0% 10.0% 10.0% 10.0% 10.0% 10.0% 10.0% n/a As of September 30, 2023 Current CRT Risk In-Force (4) $4,462 $5,274 $8,891 $12,143 $18,359 $14,653 $14,653 $9,171 $9,171 $7,881 $10,432 $10,432 Current Reinsured Amount / Ceded RIF (2) $85 $193 $278 $26 $148 $196 $25 $250 $36 $193 $137 $1,369 PMIERs Required Asset Credit (5) $76 $143 $221 $25 $143 $188 $24 $241 $35 $186 $132 $91 Current Attachment % (3) 4.74% 3.57% 3.41% 5.68% 3.65% 3.15% 2.62% 3.45% 2.87% 3.25% 3.00% n/a Current Detachment % (3) 6.64% 8.38% 7.76% 6.86% 7.17% 7.33% 3.15% 7.44% 3.45% 7.42% 6.25% n/a Enact Claims Paid $1 $0 $0 $2 $1 $0 $0 $0 $0 $0 $0 $0 Incurred Losses Ever To Date (6) $23 $27 $43 $68 $96 $60 $60 $48 $48 $37 $5 $1 Remaining First Loss Retention Layer $211 $188 $303 $690 $670 $462 $385 $316 $263 $256 $313 n/a Reinsurer Claims Paid $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 Third Party Credit Risk Transfer Transaction Summary (amounts in millions) (1) Excess of loss (XOL) and quota share (QSR) transactions are with panels of U.S. and global reinsurers. (2) The initial reinsurance amount for insurance linked notes and excess of loss reinsurance reflects the total loss coverage; Ceded RIF reflects the RIF associated with quota share reinsurance which is subject to annual and life loss ratio limits. (3) Attachment % and detachment % are the aggregate loss amounts as a percentage of risk in force at which the reinsurer begins and stops paying claims under the policy. (4) The total primary risk in force is $67.1B and the total current risk in force covered by a CRT is $60.7B. (5) Current PMIERs required asset credit considers the counterparty credit haircut. (6) Incurred losses ever to date shown does not include IBNR or loss adjustment expenses. Definitions: CRT = Credit Risk Transfer; RIF = Risk In Force; XOL = Excess Of Loss; ILN = Insurance Linked Note Insurance Linked Notes Reinsurance - Excess of Loss (1) Page 14

Enact Holdings, Inc. Financial Supplement Third Quarter 2023 3Q 2Q 1Q 4Q 3Q 2Q 1Q COMBINED STAT: Statutory policyholders' surplus $1,134 $1,088 $1,193 $1,136 $1,348 $1,277 $1,442 Contingency reserves 3,923 3,800 3,679 3,551 3,424 3,297 3,168 Combined statutory capital $5,057 $4,888 $4,872 $4,687 $4,772 $4,574 $4,610 Adjusted RIF(1) $58,622 $57,671 $61,546 $60,061 $58,542 $57,407 $55,512 Combined risk-to-capital ratio ("RTC") 11.6 11.8 12.6 12.8 12.3 12.6 12.0 EMICO(2) STAT: Statutory policyholders' surplus $1,076 $1,030 $1,141 $1,084 $1,296 $1,226 $1,390 Contingency reserves 3,917 3,795 3,675 3,548 3,422 3,294 3,167 EMICO statutory capital $4,993 $4,825 $4,816 $4,632 $4,718 $4,520 $4,557 Adjusted RIF(1) $58,150 $57,222 $61,123 $59,663 $58,233 $57,169 $55,321 EMICO risk-to-capital ratio 11.6 11.9 12.7 12.9 12.3 12.6 12.1 PMIERs Available Assets(3) $5,268 $5,093 $5,357 $5,206 $5,292 $5,147 $5,222 PMIERs Minimum Required Assets ($3,251) ($3,135) ($3,259) ($3,156) ($3,043) ($3,100) ($2,961) Available Assets Above PMIERs Requirements(3) $2,017 $1,958 $2,098 $2,050 $2,249 $2,047 $2,261 PMIERs Sufficiency Ratio(3) 162% 162% 164% 165% 174% 166% 176% (3) The PMIERs sufficiency ratio is calculated as available assets divided by required assets as defined within PMIERs. The current period PMIERs sufficiency ratio is an estimate due to the timing of the PMIERs filing. The PMIERs sufficiency ratios for the four quarters of 2022 do not take into consideration the impact of restrictions previously imposed by the government-sponsored enterprises on EMICO. 2022 Capital & PMIERs (dollar amounts in millions) (1) Adjusted RIF for purposes of calculating combined statutory RTC differs from RIF presented elsewhere in this financial supplement. In accordance with North Carolina Department of Insurance requirements, adjusted RIF excludes delinquent policies. (2) Enact Mortgage Insurance Corporation (EMICO), the company's principal U.S. mortgage insurance subsidiary. 2023 Page 15